Exhibit 99.1
                            Computatio1nal Materials

LABS 2002-A Break Point Yield Tables
====================================================================================================
------------------------------------------------------------
Prepayment Assumption:         200% MHP
Default Assumption:            Constant CDR

Recovery Assumption:                         10%
Lag Assumption:                         0 Months
LIBOR:                                   Forward

Settlement Date:                         8/15/02
------------------------------------------------------------

Class: B-1
Current Balance: $7,995,000

====================   ===========  ==========    =========   ==========     ===========    ==========
Default (X):                  5%                        6%                           7%

--------------------   ----------- -----------    ---------   ----------     -----------    ----------
Price                  DM          Duration       DM           Duration      DM             Duration
--------------------   ----------- -----------    ---------   ----------     -----------    ----------
90-00                        512         6.25          379          8.41           -270          7.65
91-00                        495                       366                         -285
92-00                        478                       353                         -300
93-00                        461                       340                         -315
94-00                        445                       327                         -329
95-00                        428         6.36          315          8.63           -343          7.94
96-00                        412                       303                         -357
97-00                        396                       291                         -370
98-00                        381                       279                         -384
99-00                        365                       268                         -397
100-00                       350         6.47          256          8.84           -410          8.22
--------------------   ----------- -----------    ---------   ----------     -----------    ----------

Average Life                             9.19                      17.36                        24.74
First Pay                             9/15/09                   12/15/15                      8/15/24
Last Pay                             11/15/15                    9/15/32                      9/15/32
Cumulative Losses                      24.16%                     27.72%                       30.97%

LABS MH 2002-A
==================================================================================================================================



    Breakeven CDR's (represents the CDR where the bonds lose the first dollar of principal) at the following assumptions (including forward LIBOR):

    80%
    Severity
               100     150     200
               MHP     MHP     MHP
    M-2          7.00%   7.60%   8.30%
    B-1          6.00%   6.30%   6.70%


    90%
    Severity
               100     150     200
               MHP     MHP     MHP
    M-2          6.10%   6.60%   7.20%
    B-1          5.30%   5.60%   5.90%


The above indicative value[ s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[ s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.
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